2010 Annual CEO & CFO Targets
Consolidated
Business
150%  Payout
On
Rev/EBITDA
130% Payout
On
Rev/EBITDA
Plan
100% Payout
On
Rev/EBITDA
80% Payout
On
Rev/EBITDA
60%Payout
On
Rev/EBITDA
Revenue:
Billed : (30%)
Booked:  (20%)
$201.2M
(110%)
$33.9M
(110%)
$192.1M
(105%)
$32.3M
(105%)
$182.9M
$30.8M
$164.6M
(90%)
$27.7M
(90%)
$146.3M
(80%)
$24.6M
(80%)
Operating
EBITDA: (50%)
$13.8M
(110%)
$13.2M
(105%)
$12.6M $11.3M (90%) $10.1M (80%)
Exhibit 10.16